                                                                 EXHIBIT 10.26

                                                              [EXECUTION COPY]


                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT, dated as of June 19, 1998 (this "Amendment Agreement"), is made by and among BUDGET GROUP, INC., a Delaware corporation ("Budget" or the "New Borrower"), BUDGET RENT A CAR CORPORATION, a Delaware corporation and a Wholly Owned Subsidiary of Budget ("BRACC" or the "Existing Borrower"), the various financial institutions which are identified as "Existing Lenders" on the signature pages hereof (collectively, the "Existing Lenders"), the various financial institutions which are identified as "Assignee Lenders" on the signature pages hereof (collectively, the "Assignee Lenders", and, together with the Existing Lenders, the "Lenders"), CREDIT SUISSE FIRST BOSTON ("Credit Suisse First Boston"), as a co- syndication agent (in such capacity, a "Co-Syndication Agent"), a co-arranger (in such capacity, a "Co-Arranger") and the administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and NATIONSBANC MONTGOMERY SECURITIES LLC, as a co-syndication agent (in such capacity, a "Co-Syndication Agent" and, together with Credit Suisse First Boston, the "Co-Syndication Agents"), a co-arranger (in such capacity, a "Co-Arranger" and, together with Credit Suisse First Boston, the "Co-Arrangers") and the documentation agent (in such capacity, the "Documentation Agent" and, together with the Co-Syndication Agents and the Administrative Agent, the "Agents") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Existing Borrower, the Existing Lenders and the Agents have heretofore entered into a Credit Agreement, dated as of April 29, 1997 (as in effect immediately prior to the Amendment Effective Date, the "Original Credit Agreement", and together with all of the Loan Documents (as defined therein and in effect immediately prior to the Amendment Effective Date), the "Original Loan Documents");

         WHEREAS, the Existing Borrower desires to assign all of its rights and Obligations (as defined in the Original Credit Agreement) under the Original Credit Agreement and each Note (as defined in the Original Credit Agreement and in effect immediately prior to the Amendment Effective Date) (collectively, the "Rights and Obligations") to the New Borrower and the New Borrower desires to assume from the Existing Borrower all of the Rights and Obligations of the Existing Borrower (the "Assignment and Assumption");

         WHEREAS, Budget desires to acquire all of the Capital Stock of Ryder TRS, Inc. ("Ryder"), by merging BDG Corporation, a Delaware corporation and a Wholly Owned Subsidiary of Budget ("Merger Co."), with and into Ryder (the "Merger"), as a result of which

Ryder will become a direct Wholly Owned Subsidiary of Budget, as more fully described in the Merger Agreement, dated March 8, 1998 (as amended through May 7, 1998, the "Merger Agreement"), among Budget, Merger Co., Ryder Questor Partners Fund, L.P., Questor Side-by- Side Partners, L.P. and Madison Dearborn Capital Partners, L.P. (the "Ryder Acquisition");

         WHEREAS, in connection with the Ryder Acquisition,

                  (a) the shareholders of Ryder will receive consideration in respect of the Merger comprised of cash not exceeding $125,000,000, approximately $119,000,000 of Budget's Class A Common Stock and, on a contingent basis, up to an additional $20,000,000 in non-cash consideration;

                  (b)      Ryder will terminate, and repay all of the loans
         (if any) outstanding under, that certain Credit Agreement, dated as of October 17, 1996, among Ryder, the lenders party thereto and The Chase Manhattan Bank, as administrative agent (as amended to the date hereof, the "Existing Ryder Credit Agreement");

                  (c) Ryder will commence (i) a solicitation of consents (the "Consent Solicitation") from the holders of Ryder's approximately $175,000,000 of 10% Senior Subordinated Notes due 2007 (the "Ryder Subordinated Notes") to delete or modify certain covenants and other provisions governing the Ryder Subordinated Notes and (ii) an offer to purchase (the "Debt Tender Offer") all of its Ryder Subordinated Notes for cash at par plus a premium thereon not expected to exceed $28,000,000 in the aggregate plus accrued and unpaid interest thereon (inclusive of any fee paid in connection with the Consent Solicitation not exceeding $20 per $1,000 principal amount of Ryder Subordinated Notes);

                  (d) Budget will cause BRACC to prepay (the "Senior Note Repayment") all of its $165,000,000 of Senior Notes at par plus the premium thereon provided in Section 8.2 of the various Senior Note Purchase Agreements relating to the Senior Notes plus accrued and unpaid interest thereon;

                  (e) Budget will convert into shares of its Class A Common Stock (the "Conversion") $80,000,000 of the aggregate principal amount of its Series A Notes;

                  (f) Budget Group Capital Trust, a Delaware business trust ("Budget Capital"), (i) will issue 6,000,000 shares of its Remarketable Term Income Deferrable Equity Securities, convertible into shares of Budget's Class A Common Stock (the "Convertible Preferred Securities") for gross cash proceeds of not less than $300,000,000 (the "Convertible Preferred Security Issuance") and (ii) will apply such proceeds toward the purchase of $300,000,000 aggregate principal amount of 61/4% Junior Subordinated Debentures due 2028 of Budget (the "High Tides Debentures"); and

                  (g) cause TFFC to issue medium term notes resulting in gross cash proceeds of not less than $800,000,000 (the "MTN Issuance", and, together with the Merger, the Ryder Acquisition, the termination of the Existing Ryder Credit Agreement, the Senior Note Repayment, the Conversion, the Convertible Preferred Securities Issuance, the issuance of the High Tides Debentures, the commencement of the Consent Solicitation and the Debt Tender Offer and the transactions relating thereto, the "Transaction");

         WHEREAS, (a) each Existing Lender desires, concurrently with the Assignment and Assumption, to sell and assign all of its rights and obligations under the Original Credit Agreement and each other Original Loan Document to the Administrative Agent, (b) the Administrative Agent desires concurrently therewith (i) to purchase and assume from such Existing Lenders all such rights and obligations, (ii) to increase the Commitment Amount to $550,000,000 and
(iii) to sell and assign a portion of its rights and obligations under the Amended and Restated Credit Agreement and each other Loan Document to each Assignee Lender and (c) each such Assignee Lender desires to purchase and assume from the Administrative Agent such portion of such rights and obligations in accordance with the terms hereof; and

         WHEREAS, the New Borrower desires, inter alia, to make certain modifications to the Original Credit Agreement and the other Original Loan Documents concurrently with the consummation of the Assignment and Assumption, all as provided in the Amended and Restated Credit Agreement attached hereto as Annex I;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Agents" is defined in the preamble.

         "Amended and Restated Credit Agreement" is defined in Article III.

         "Amendment Agreement" is defined in the preamble.

         "Amendment Effective Date" is defined in Section 4.1.

         "Assignee Lenders" is defined in the preamble.

         "Assignment and Assumption" is defined in the second recital.

         "BRACC" is defined in the preamble.

         "Budget" is defined in the preamble.

         "Co-Arranger" and "Co-Arrangers" are defined in the preamble.

         "Co-Syndication Agent" and "Co-Syndication Agents" are defined in the preamble.

         "Consent Solicitation" is defined in clause (c) of the fourth recital.

         "Conversion" is defined in clause (e) of the fourth recital.

         "Convertible Preferred Securities" is defined in clause (f) of the fourth recital.

         "Convertible Preferred Securities Issuance" is defined in clause (f) of the fourth recital.

         "Credit Suisse First Boston" is defined in the preamble.

         "Debt Tender Offer" is defined in clause (c) of the fourth recital.

         "Debt Tender Offer/Consent Solicitation Documents" means the Offer to Purchase and Consent Solicitation Statement dated June 5, 1998, with respect to the Debt Tender Offer and the Consent Solicitation.

         "Documentation Agent" is defined in the preamble.

         "Existing Borrower" is defined in the preamble.

         "Existing Lenders" is defined in the preamble.

         "Existing Ryder Credit Agreement" is defined in clause (b) of the fourth recital.

         "High Tides Debentures" is defined in clause (f) of the fourth recital.

         "Lenders" is defined in the preamble.

         "Merger" is defined in the third recital.

         "Merger Agreement" is defined in the third recital.

         "Merger Co." is defined in the third recital.

         "MTN Issuance" is defined in clause (g) of the fourth recital.

         "New Borrower" is defined in the preamble.

         "Original Credit Agreement" is defined in the first recital.

         "Original Loan Documents" is defined in the first recital.

         "Original Security Documents" is defined in Section 5.5.

         "Rights and Obligations" is defined in the second recital.

         "Ryder" is defined in the third recital.

         "Ryder Acquisition" is defined in the third recital.

         "Ryder Subordinated Notes" is defined in clause (c) of the fourth recital.

         "Ryder Subordinated Note Indenture" means the Indenture, dated as of November 25, 1996, between Ryder and The Bank of New York, as trustee, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms of the Amended and Restated Credit Agreement.

         "Senior Note Repayment" is defined in clause (d) of the fourth recital.

         "Transaction" is defined in clause (g) of the fourth recital.

         SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used in this Amendment Agreement, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

                                   ARTICLE II

                          ASSIGNMENTS AND ASSUMPTIONS


         SECTION 2.1. Assignment by Existing Borrower and Assumption by New Borrower. Effective on (and subject to the occurrence of) the Amendment Effective Date and concurrently with the amendments to be effected pursuant to
Article III,

                  (a) the Existing Borrower hereby transfers and assigns to New Borrower all of the Rights and Obligations of Existing Borrower (it being understood and agreed that such transfer and assignment shall not affect in any respect the primary nature of the Existing Borrower's continuing obligations with respect to the Rights and Obligations under the Subsidiary Guaranty) and

                  (b) the New Borrower hereby accepts and assumes all of such Rights and Obligations.

         SECTION 2.2. Assignments by each Existing Lender and Assumptions by each Assignee Lender. Effective on (and subject to the occurrence of) the Amendment Effective Date and concurrently with the amendments to be effected pursuant to Article III,

                  (a) each Existing Lender hereby irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to the Administrative Agent and the Administrative Agent hereby irrevocably purchases and assumes from such Existing Lender all of the rights and obligations of such Existing Lender under the Original Credit Agreement and each other Original Loan Document;

                  (b) the Administrative Agent (and the Assignee Lenders) agree to the increase in the Commitment Amount to $550,000,000; and

                  (c) the Administrative Agent hereby irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to each Assignee Lender and each Assignee Lender hereby irrevocably purchases and assumes from the Administrative Agent a portion of the rights and obligations of the Administrative Agent under the Amended and Restated Credit Agreement and each other Loan Document such that after giving effect to the foregoing assignment and delegation, Credit Suisse First Boston's and each other Assignee Lender's Percentages for the purposes of the Amended and Restated Credit Agreement and each such other Loan Document will be as set forth opposite such Person's name in Schedule I hereto.

         SECTION 2.3. Additional Provisions for Lender Assignments. (a) Each Existing Lender hereby represents and warrants to the Administrative Agent that, immediately before giving effect to the provisions of clause (a) of
Section 2.2, (i) such Existing Lender is the legal and beneficial owner of the portion of its rights and obligations as a Lender under, and as defined in, the Original Credit Agreement and each other Original Loan Document being assigned to the Administrative Agent pursuant to Section 2.2 and (ii) such rights and obligations being assigned and sold by such Existing Lender are free and clear of any adverse claim or encumbrance created by such Existing Lender and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this Section 2.3.

         (b) The Administrative Agent hereby represents and warrants to each Assignee Lender that, immediately before giving effect to the provisions of clause (c) of Section 2.2, (i) the Administrative Agent is the legal and beneficial owner of the portion of its rights and obligations as a Lender under, and as defined in, the Amended and Restated Credit Agreement and each other Loan Document being assigned to each Assignee Lender pursuant to Section
2.2 and (ii) such rights and obligations being assigned and sold by the Administrative Agent are free and clear of any adverse claim or encumbrance created by the Administrative Agent and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this Section 2.3.

         (c) Each Assignee Lender hereby acknowledges and agrees that (i) other than the representations and warranties contained in clause (a) and (b) above, neither any Existing Lender nor any Agent has made any representations or warranties or assumed any responsibility with respect to (x) any statements, warranties or representations made in or in connection with this Amendment Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment Agreement, the Original Credit Agreement or any other Original Loan Document or (y) the financial condition of the New Borrower, the Existing Borrower, any other Obligor or any of their respective Subsidiaries or the performance by the New Borrower, the Existing Borrower or such other Obligor of the Obligations; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment Agreement; and (iii) it has made and will continue to make its own credit decisions in taking or not taking action under this Amendment Agreement, the Amended and Restated Credit Agreement or any other Loan Document, independently and without reliance upon any Agent or any Existing Lender.

         (d) In the event any Loans (as defined in the Original Credit Agreement) are outstanding on the Amendment Effective Date immediately prior to the effectiveness of the assignments set forth in Section 2.2, (i) each Assignee Lender shall deliver to the Administrative Agent on the Amendment Effective Date immediately available funds in the full amount of the purchase made by it pursuant to Section 2.2 and (ii) the Administrative Agent shall, to the extent of the funds so received, deliver to each Existing Lender on the Amendment Effective Date immediately available funds in the full amount of the purchase made by the Administrative Agent pursuant to Section 2.2. The Existing Lenders and the Assignee Lenders authorize the Administrative Agent to net such foregoing payments. From and after the Amendment Effective Date, the Administrative Agent shall make all payments in respect of amounts which have accrued to the Existing Lenders prior to the Amendment Effective Date in accordance with the terms of the Original Credit Agreement and shall make all payments in respect of amounts which have accrued on or subsequent to the Amendment Effective Date to the Assignee Lenders in accordance with the terms of the Amended and Restated Credit Agreement.

         SECTION 2.4.      Waiver of Administrative Agent Processing Fee.
The Administrative Agent hereby agrees to waive receipt of the payment of the processing fees set forth in Section 12.11.1 of the Original Credit Agreement.


                                  ARTICLE III

                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Amendment Effective Date and concurrently with the assignments and assumptions being effected pursuant to Article II, the Original Credit Agreement (including all exhibits and schedules thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.


                                   ARTICLE IV

                          CONDITIONS TO EFFECTIVENESS

         SECTION 4.1. Amendment Effective Date. This Amendment Agreement, and the amendments, modifications and assignments set forth herein, shall be and become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article IV shall have been fulfilled to the satisfaction of the Administrative Agent on or before June 30, 1998.

         SECTION 4.2. Resolutions, etc. The Administrative Agent shall have received from each of the New Borrower, BRACC and each other Obligor a certificate, dated the Amendment Effective Date, of the Secretary or Assistant Secretary of such Person as to

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment Agreement, the Amended and Restated Credit Agreement, the Notes and each other Loan Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment Agreement, the Amended and Restated Credit Agreement, the Notes and each other Loan Document executed by it; and

                  (c) the full force and validity of each Organic Document of such Person and true and complete copies thereof,

upon which certificate each Lender, the Issuer and the Administrative Agent may conclusively rely until it shall have received a further certificate of the Secretary of the New Borrower, BRACC or such other Obligor canceling or amending such prior certificate.

         SECTION 4.3. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment Agreement, duly executed and delivered on behalf of the New Borrower, the Existing Borrower, each Existing Lender and each Assignee Lender.

         SECTION 4.4. Execution of the Amended and Restated Credit Agreement. The Administrative Agent shall have received counterparts of the Amended and Restated Credit Agreement, duly executed and delivered on behalf of the New Borrower and each Assignee Lender.

         SECTION 4.5. Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender that requests that its Loans be evidenced by a Note, its Note duly executed and delivered by the New Borrower.

         SECTION 4.6. Ryder Acquisition and Transaction Consummated. (a) The conditions to the obligations of Budget and Merger Co. to consummate the Merger set forth in the Merger Agreement shall have been satisfied in all material respects (without amendment or waiver of, or other forbearance to exercise any rights with respect to, any of the material terms or provisions thereof by Budget or Merger Co.), and the Merger shall have been consummated concurrently with the effectiveness of this Amendment Agreement with the shareholders of Ryder receiving aggregate cash consideration not exceeding $125,000,000 and otherwise (including as to the amount and type of non-cash consideration) in accordance with the other terms of the Merger Agreement.

         (b) Ryder shall have commenced the Consent Solicitation and the Debt Tender Offer on terms and conditions (including the terms and conditions set forth in the Debt Tender Offer/Consent Solicitation Documents) reasonably satisfactory in all respects to the Administrative Agent.

         (c) Budget Capital Group shall have received gross cash proceeds of not less than $300,000,000 pursuant to the Convertible Preferred Securities Issuance on terms and conditions (including in respect of all documentation related thereto) reasonably satisfactory in all respects to the Administrative Agent, and such proceeds shall have been used to purchase High Tides Debentures from the New Borrower in an aggregate principal amount of $300,000,000 on terms and conditions (including in respect of all documentation relating thereto) reasonably satisfactory in all respects to the Administrative Agent. The New Borrower shall have used such proceeds to fund, in part, the Senior Note Repayment and will use the remainder thereof to purchase all of the Ryder Subordinated Notes tendered pursuant to the Debt Tender Offer.

         (d) TFFC shall have received gross cash proceeds of not less than $800,000,000 pursuant to the MTN Issuance on terms and conditions (including in respect of all documentation related thereto) reasonably satisfactory in all respects to the Administrative Agent, and such proceeds shall have been applied in a manner reasonably satisfactory to the Administrative Agent (including to the repayment of all commercial paper outstanding under Ryder's commercial paper program).

         (e) The $165,000,000 aggregate principal amount of the Senior Notes shall have been prepaid in full at par plus the aggregate premium thereon provided in Section 8.2 of the related Senior Note Purchase Agreements (plus accrued and unpaid interest thereon) on terms and conditions (including in respect of all documentation related thereto) reasonably satisfactory in all respects to the Administrative Agent.

         (f) The Administrative Agent shall have received satisfactory evidence that the Conversion shall have occurred on terms and conditions reasonably satisfactory in all respects to the Administrative Agent.

         (g) The Administrative Agent shall be reasonably satisfied with all other aspects of the Transaction, including the aggregate sources and uses of proceeds utilized to consummate the Transaction and the terms of all agreements and documents relating to the Transaction.

         (h) The capital structure (including the terms and amount of each component thereof) of each Obligor and its subsidiaries after the Transaction shall be reasonably satisfactory in all respects to the Administrative Agent.

         SECTION 4.7. Termination of Existing Ryder Credit Agreement, Payment of Certain Indebtedness, etc. (a) All amounts outstanding under the Existing Ryder Credit Agreement, including all principal, interest, prepayment premiums and fees, shall have been paid in full (and all commitments to extend credit thereunder shall have been terminated); all letters of credit thereunder shall have been terminated; and all Liens securing payment of any such amounts or obligations shall have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

         (b) All Loans (as defined in the Original Credit Agreement), if any, shall have been repaid in full in cash to each Existing Lender, together with any interest thereon and all other amounts accrued but unpaid (whether or not due on the date hereof) under the Original Credit Agreement.

         SECTION 4.8.      Delivery of Financial Statements.  The
Administrative Agent shall have received

                  (a) audited consolidated financial statements for the 1996 Fiscal Year and the 1997 Fiscal Year of each of the New Borrower and its Subsidiaries and Ryder and its Subsidiaries;

                  (b) unaudited interim consolidated financial statements for each Fiscal Quarter ended subsequent to the date of the most recent consolidated balance sheet delivered pursuant to clause (a) above of each of the New Borrower and its Subsidiaries and Ryder and its Subsidiaries; and

                  (c) unaudited pro forma consolidated balance sheet of each of the New Borrower and its Subsidiaries and Ryder and its Subsidiaries as at the date of the most recent consolidated balance sheet delivered pursuant to clause (b) above after giving effect to the Transaction (including any Credit Extensions to be made on the Amendment Effective Date), in each case satisfactory to the Administrative Agent and the Lenders.

         SECTION 4.9. Consents, etc. The New Borrower shall have obtained, and the Administrative Agent shall have received true and correct copies of, all governmental and third party approvals and consents necessary or advisable in connection with the Transaction (including the execution and delivery of this Amendment Agreement, the Amended and Restated Credit Agreement and each other Loan Document by each Obligor or party hereto and thereto and their performance of their respective Obligations hereunder and thereunder) and the continuing operations of the New Borrower and its Subsidiaries (after giving effect to the consummation of the Transaction) and each such approval and consent shall be in full force and effect and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Ryder Acquisition or the financing thereof.

         SECTION 4.10. Fees and Expenses of the Transaction. The Administrative Agent shall have received evidence satisfactory to it that the fees and expenses to be incurred in connection with the Transaction and the financing thereof will not exceed $25,000,000 in the aggregate.

         SECTION 4.11. Business Plan. The Administrative Agent and the Lenders shall have received a business plan for the 1998 Fiscal Year satisfactory to the Administrative Agent and the Lenders, financial projections for the period from the Amendment Effective Date to the Stated Maturity Date satisfactory to the Administrative Agent and the Lenders and a written analysis of the business and prospects of the New Borrower and its Subsidiaries (including Ryder and its Subsidiaries) for the period from the Amendment Effective Date to the Stated Maturity Date satisfactory to the Administrative Agent and the Lenders.

         SECTION 4.12. Amendment Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Amendment Effective Date Certificate, dated the date of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of the New Borrower, in which certificate the New Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the New Borrower made as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Amendment Effective Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 4.13. Amended and Restated Guaranty. The Administrative Agent shall have received the Subsidiary Guaranty, dated the Amendment Effective Date, duly executed by each Subsidiary of the New Borrower that is a party thereto.

         SECTION 4.14. Amended and Restated Pledge Agreements. The Administrative Agent shall have received executed counterparts of the Borrower Pledge Agreement and the Subsidiary Pledge Agreement, in each case dated as of the Amendment Effective Date and duly executed and delivered by the New Borrower and each Subsidiary of the New Borrower that is a party to the Subsidiary Pledge Agreement, as the case may be, together with (to the extent not previously delivered to the Administrative Agent) (i) the certificates evidencing all of the issued and outstanding shares of Capital Stock pledged pursuant to each Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any such shares of Capital Stock pledged pursuant to any Pledge Agreement are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the Uniform Commercial Code in effect in the State of New York) over such shares of Capital Stock) and such other instruments and documents as the Administrative Agent shall deem necessary or in the reasonable opinion of the Administrative Agent desirable under applicable law to perfect the first priority security interest of the Administrative Agent in such shares of Capital Stock and (ii) executed copies of Uniform Commercial Code financing statements naming the New Borrower or such Subsidiary as the debtor and the Administrative Agent as the secured party, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the interests of the New Borrower or such Subsidiary in the collateral pledged pursuant to the applicable Pledge Agreement.

         SECTION 4.15. Amended and Restated Security Agreements. The Administrative Agent shall have received executed counterparts of the Borrower Security Agreement and the Subsidiary Security Agreement, in each case dated as of the Amendment Effective Date and duly executed and delivered by the New Borrower and each Subsidiary of the New Borrower that is a party to the Subsidiary Security Agreement, as the case may be, together with

                  (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) or such other evidence of filing as may be acceptable to the Administrative Agent, or in the discretion of the Administrative Agent copies suitable for filing, naming in each case the New Borrower or such Subsidiary, as applicable, as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed or suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Borrower Security Agreement or the Subsidiary Security Agreement, as applicable;

                  (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (other than Liens permitted under Section 8.2.3 of the Amended and Restated Credit Agreement)

                            (i)      in any collateral described in the
                  Subsidiary Security Agreement previously granted by any Person, and

                           (ii) securing any of the Indebtedness to be repaid in connection with the Transaction on or prior to the Amendment Effective Date,

         together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Subsidiaries; and

                  (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Amendment Effective Date, listing all effective financing statements, tax liens and judgment liens which name such Subsidiaries (under their respective present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which (other than those described in clause (a), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover any collateral described in the Subsidiary Security Agreement).

         SECTION 4.16. Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate, executed and delivered by an Authorized Officer of the New Borrower, setting forth, as of the Amendment Effective Date, computations of the Borrowing Base Amount in respect of Eligible Cash and Eligible Cash Equivalents on such date, and, as of May 31, 1998, computations of the Borrowing Base Amount in respect of Eligible Receivables on such date.

         SECTION 4.17. Issuance Request. The Administrative Agent and the Issuer shall have received an Issuance Request for each Letter of Credit to be issued on the Amendment Effective Date and an Enhancement Letter of Credit Application and Agreement for each Enhancement Letter of Credit to be issued on the Amendment Effective Date, in each case within the time periods applicable thereto in the Amended and Restated Credit Agreement.

         SECTION 4.18. Opinions of Counsel. The Administrative Agent shall have received (a) opinions, dated the Amendment Effective Date and addressed to the Agents, the Issuer and the Lenders, from King & Spalding, counsel to the Obligors and the general counsel to Budget, substantially in the form of Exhibits K-1 and K-2 to the Amended and Restated Credit Agreement, respectively, and (b) such reliance letters as it may reasonably request with respect to opinions delivered in connection with the Transaction dated the Amendment Effective Date and addressed to the Agents, the Issuer and all of the Lenders.

         SECTION 4.19. Fees, Expenses, etc. (a) The Administrative Agent shall have received for its own account or for the account of each other Agent or each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 12.3 of the Amended and Restated Credit Agreement, if then invoiced.

         (b) The Administrative Agent shall have received for the account of, and to the extent received, shall have paid to, each Existing Lender (i) all interest, commitment fees and letter of credit fees accrued for the period prior to the Amendment Effective Date and unpaid and (ii) all other outstanding Obligations of the nature described in Article V of the Original Credit Agreement then owing to each Existing Lender.

         SECTION 4.20. Solvency Certificates. The Administrative Agent shall have received, with copies for each Lender, Solvency Certificates, dated as of the Amendment Effective Date and executed and delivered by the chief financial or accounting Authorized Officer of each of Budget, BRACC, Ryder, Cruise America, Inc. and Premier Car Rental, LLC.

         SECTION 4.21. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the New Borrower, the Existing Borrower or any of their respective Subsidiaries or any other Obligor shall be satisfactory in form and substance to the Administrative Agent and its counsel; and the Administrative Agent and such counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or such counsel may reasonably request.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Agents to enter into this Amendment Agreement, to consent to the consummation of the Assignment and Assumption and to amend and restate the Original Credit Agreement (including all exhibits and schedules thereto) to read in its entirety as set forth in Annex I hereto, each of the New Borrower and the Existing Borrower represents and warrants unto each Agent, the Issuer and each Lender as set forth in this Article V.

         SECTION 5.1. Compliance with Representations and Warranties. The representations and warranties set forth herein, in Article VIII of the Amended and Restated Credit Agreement and in each other Loan Document delivered in connection with this Amendment Agreement, the Amended and Restated Credit Agreement or the Original Credit Agreement are true and correct with the same effect as if made on and as of the Amendment Effective Date (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date).

         SECTION 5.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the New Borrower of this Amendment Agreement, the Amended and Restated Credit Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the New Borrower's and each such other Obligor's participation in the consummation of the Transaction are within the New Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the New Borrower's or such other Obligor's Organic Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the New Borrower or such other Obligor; or

                  (c) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the New Borrower's or such other Obligor's properties.

         SECTION 5.3. Government Approval, Regulation, etc. Other than those authorizations, approvals or other actions by, and notices to or filings with, any governmental authority or regulatory body, if any, which have been duly obtained or made and are in full force and effect, no additional authorization or approval or other action by, and no additional notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the New Borrower or any other Obligor of this Amendment Agreement, the Amended and Restated Credit Agreement, the Notes or any other Loan Document to which it is a party, or for the New Borrower's and each such other Obligor's participation in the consummation of the Transaction. Neither the New Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 5.4. Validity, etc. This Amendment Agreement constitutes, and the Amended and Restated Credit Agreement, the Notes and each other Loan Document executed by the New Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the New Borrower, enforceable against the New Borrower in accordance with their respective terms, except to the extent the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and each Loan Document executed pursuant hereto by the New Borrower and each other Obligor will, on the due execution and delivery thereof by the New Borrower or such Obligor, as the case may be, be the legal, valid and binding obligation of the New Borrower or such Obligor, as the case may be, enforceable in accordance with its terms, except to the extent the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 5.5. Non-Impairment, etc. After giving effect to this Amendment Agreement, neither the modification of the Original Credit Agreement or any other Original Loan Document effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement impairs the validity, effectiveness or priority of the Liens granted pursuant to the Pledge Agreements and the Security Agreements (as such terms are defined in the Original Credit Agreement and as in effect immediately prior to the Amendment Effective Date, the "Original Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification of the Original Credit Agreement or the other Original Loan Documents effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than the filing of UCC-1 financing statements described in Annex II hereto for the purpose of perfecting the security interests in collateral acquired by the applicable debtor after the Ryder Acquisition. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Original Security Documents) in which a security interest was granted pursuant to the Original Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Agreements and the Pledge Agreements have not been adversely affected in any material respect by the modification of the Original Credit Agreement or the other Original Loan Documents effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement.

         SECTION 5.6. Merger Agreement. Each of the representations and warranties made in the Merger Agreement and the Purchase Agreement is true and correct in all material respects. Each of the Merger Agreement and the Purchase Agreement constitutes the legal, valid and binding obligations of each of the parties thereto enforceable in accordance with its terms, except to the extent the enforceability thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 5.7. Seniority of the Obligations. Budget acknowledges that each Agent, the Issuer and each Lender is entering into this Amendment Agreement in reliance upon the subordination provisions of the Ryder Subordinated Note Indenture, the High Tides Debentures Indenture, the High Tides Guaranty and Section 7.17 of the Amended and Restated Credit Agreement.

         SECTION 5.8. Compliance With Original Credit Agreement. As of the execution and delivery of this Amendment Agreement and up to the Amendment Effective Date, each Obligor is in compliance in all material respects with all the terms and conditions of the Original Credit Agreement and the other Original Loan Documents to be observed or performed by it, and no Default has occurred and is continuing.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION 6.1. No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the amendment of terms and conditions of the Original Credit Agreement that are specifically reflected in the Amended and Restated Credit Agreement, this Amendment Agreement shall not operate as a waiver or amendment of any right, power or privilege of any Existing Lender under the Original Credit Agreement or any other Original Loan Document or of any other term or condition of the Original Credit Agreement or any other Original Loan Document nor shall the entering into of this Amendment Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Amended and Restated Credit Agreement. All references to the Original Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Amended and Restated Credit Agreement, and, as used in the Amended and Restated Credit Agreement, the terms "Agreement", "herein", "hereunder", "hereto", and words of similar import shall mean, from and after the Amendment Effective Date, the Amended and Restated Credit Agreement.

         SECTION 6.2. Headings. The various headings of this Amendment Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this or any other provisions hereof.

         SECTION 6.3. Governing Law. THIS AMENDMENT AGREEMENT, THE AMENDED AND RESTATED CREDIT AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6.4. Counterparts. This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6.5. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

         SECTION 6.6. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                   [REMAINDER OF PAGE INTENTIONALLY OMITTED]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                      BUDGET RENT A CAR CORPORATION


                                      By:    /s/ Stephen G. Worthley
                                      Name:  Stephen G. Worthley
                                      Title: Vice President and Treasurer


                                      BUDGET GROUP, INC.


                                      By:    /s/ Stephen G. Worthley
                                      Name:  Stephen G. Worthley
                                      Title: Vice President and Treasurer


                                      CREDIT SUISSE FIRST BOSTON, as an
                                        Existing Lender, an Assignee Lender,
                                        the Issuer, a Co-Syndication Agent,
                                        a Co-Arranger and the Administrative
                                        Agent


                                      By:    /s/ Julia P. Kingsbury
                                      Name:  Julia P. Kingsbury
                                      Title: Assistant Vice President


                                      By:    /s/ Robert Hetu
                                      Name:  Robert Hetu
                                      Title: Associate

                                      NATIONSBANC MONTGOMERY SECURITIES
                                        LLC, as a Co-Syndication Agent, a Co-
                                        Arranger and the Documentation Agent


                                      By:    /s/
                                      Name:
                                      Title:



                                      BANK OF HAWAII, as an Existing Lender and
                                        an Assignee Lender


                                      By:    /s/ Donna R. Parker
                                      Name:  Donna R. Parker
                                      Title: Vice President


                                      BANK OF MONTREAL, as an Assignee Lender


                                      By:    /s/ Sheila C. Weimer
                                      Name:  Sheila C. Weimer
                                      Title: Director


                                      THE BANK OF NEW YORK, as an Existing
                                        Lender and an Assignee Lender


                                      By:    /s/ Steven Wilson
                                      Name:   Steven Wilson
                                      Title:  AVP

                                      THE BANK OF NOVA SCOTIA, as an Assignee
                                        Lender


                                      By:    /s/ F.C.H. Ashby
                                      Name:  F.C.H. Ashby
                                      Title: Senior Manager Loan



                                      THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH, as an Assignee Lender


                                      By:    /s/ Joseph P. Devoe
                                      Name:  Joseph P. Devoe
                                      Title: Attorney-In-Fact



                                      BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                        S.A. GROUP, NEW YORK BRANCH, as an
                                        Existing Lender and an Assignee Lender

                                      By:    /s/ Harvey Winter
                                      Name:  Harvery Winter
                                      Title: Vice President


                                      BANK UNITED, as an Existing Lender and
                                        an Assignee Lender


                                      By:    /s/ Phil Green
                                      Name:  Phil Green
                                      Title: Director, Commercial Loan
                                             Syndications

                                      PARIBAS, as an Assignee Lender


                                      By:    /s/ Nicholas C. Mast
                                      Name:  Nicholas C. Mast
                                      Title: Regional General Manager

                                      By:    /s/ Brian F. Hewett
                                      Name:  Brian F. Hewett
                                      Title: Vice President


                                      BANQUE WORMS CAPITAL CORPORATION,
                                        as an Assignee Lender


                                      By:
                                      Name:
                                      Title:



                                      BHF-BANK AKTIENGESELLSCHAFT, as an
                                        Existing Lender and an Assignee Lender


                                      By:    /s/
                                      Name:
                                      Title:


                                      By:    /s/ Anthony Heyman
                                      Name:  Anthony Heyman
                                      Title: Assistant Vice President

                                      CIBC, INC., as an Existing Lender and an
                                        Assignee Lender


                                      By:    /s/ Stephanie E. Devane
                                      Name:  Stephanie E. Devane
                                      Title: Executive Director


                                      COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE, as an Assignee
                                        Lender


                                      By:    /s/ Martha Skidmore
                                      Name:  Martha Skidmore
                                      Title: Vice President


                                      By:    /s/ Marie-Rose Sensenbrenner
                                      Name:  Marie-Rose Sensenbrenner
                                      Title: Vice President


                                      COMMERZBANK AKTIENGESELLSCHAFT,
                                        CHICAGO BRANCH, as an Assignee Lender


                                      By:    /s/
                                      Name:
                                      Title:

                                      CREDIT AGRICOLE INDOSUEZ, as an Existing
                                        Lender and an Assignee Lender


                                      By:    /s/ Katherine L. Abbott
                                      Name:  Katherine L. Abbott
                                      Title: First Vice President


                                      By:    /s/ David Bouhl
                                      Name:  David Bouhl
                                      Title: FVP


                                      CREDIT LYONNAIS CHICAGO BRANCH, as an
                                        Existing Lender and an Assignee Lender


                                      By:    /s/ Sandra E. Horwitz
                                      Name:  Sandra E. Horwitz
                                      Title: Senior Vice President



                                      DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES, as an Assignee
                                        Lender


                                      By:    /s/ Ken Hamilton
                                      Name:  Ken Hamilton
                                      Title: Senior Vice President


                                      By:    /s/ Deborah Slusarczyk
                                      Name:  Deborah Slusarczyk
                                      Title: Vice President

                                      ERSTE BANK DER OESTERREICHISCHEN
                                        SPARKASSEN AG, as an Assignee Lender


                                      By:    /s/ John Fay
                                      Name:  John Fay
                                      Title: Junior Transactor



                                      FLEET BANK, N.A., as an Assignee Lender


                                      By:    /s/ Andrea H. Lee
                                      Name:  Andrea H. Lee
                                      Title: VP


                                      THE FUJI BANK, LIMITED, as an Assignee
                                        Lender


                                      By:    /s/ Peter L. Chinnici
                                     Name:   Peter L. Chinnici
                                     Title:  Joint General Manager


                                      GREEN TREE FINANCIAL SERVICING CORP.,
                                        as an Assignee Lender


                                      By:    /s/ Christopher A. Gouskos
                                      Name:  Christopher A. Gouskos
                                      Title: Senior Vice President
                                             General Manager

                                      IMPERIAL BANK, as an Existing Lender and
                                        an Assignee Lender


                                      By:    /s/ Mark Campbell
                                      Name:  Mark Campbell
                                      Title: Senior Vice President


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD., as an Existing Lender and an
                                        Assignee Lender

                                      By:    /s/ Thomas N. Meyer
                                      Name:  Thomas N. Meyer
                                      Title: Senior Vice President


                                      NATEXIS BANQUE, as an Assignee Lender


                                      By:    /s/
                                      Name:
                                      Title:


                                      NATIONSBANK, N.A., as an Existing Lender
                                        and an Assignee Lender


                                      By:    /s/
                                      Name:
                                      Title:

                                      PNC BANK, N.A., as an Existing Lender
                                        and an Assignee Lender


                                      By:    /s/ Ralph M. Bowman
                                      Name:  Ralph M. Bowman
                                      Title: Vice President


                                      SOUTHERN PACIFIC BANK, as an Assignee
                                        Lender


                                      By:    /s/ Cheryl A. Wasilewski
                                      Name:  Cheryl A. Wasilewski
                                      Title: Vice President



                                      THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH, as an Assignee Lender


                                      By:    /s/ Kazuyoshi Ogawa
                                      Name:  Kazuyoshi Ogawa
                                      Title: Joint General Manager


                                      SUNTRUST BANK CENTRAL FLORIDA,
                                        N.A. as an Assignee Lender


                                      By:    /s/ Janet P. Sammons
                                      Name:  Janet P. Sammons
                                      Title: Vice President

                                      TORONTO DOMINION (TEXAS), INC., as an
                                        Existing Lender and an Assignee Lender


                                      By:    /s/ J. R. Lents
                                      Name:  J. R. Lents
                                      Title: Vice President


                                      THE TOYO TRUST & BANKING CO., LTD., as
                                        an Assignee Lender


                                      By:    /s/ T. Mikumo
                                      Name:  T. Mikumo
                                      Title: Vice President

By its signature below, each of the following Existing Lenders agrees solely to the provisions of clause (a) of Section 2.2, Sections 2.3 and 2.4 and each other provision of this Amendment Agreement necessary for the operation or interpretation thereof.

                                      ROYAL BANK OF CANADA, as an Existing
                                        Lender


                                      By:    /s/
                                             Name:
                                             Title:



                                      UNION BANK OF CALIFORNIA, N.A., as an
                                        Existing Lender


                                      By:    /s/  Richard P. Degrey
                                             Name:  Richard P. Degrey
                                             Title: Vice President